(2_FIDELITY_LOGOS)FIDELITY

MID-CAP STOCK
FUND
SEMIANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing
                            strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK              6    The manager's review of fund
                            performance, strategy, and outlook.

INVESTMENT CHANGES     9    A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            10   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   20   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  24   Notes to the financial statements.

DISTRIBUTIONS          28


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995         PAST 6   PAST 1   LIFE OF
                                       MONTHS   YEAR     FUND

Mid-Cap Stock                          14.91%   25.35%   40.15%

S&P MidCap 400(registered trademark)   13.97%   21.21%   21.40%

Average Mid-Cap Fund                   16.35%   23.88%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on March 29, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a broad measure of the performance of the mid-cap market. To measure how the fund's performance stacked up against its peers, you can compare it to the average mid-cap fund, which reflects the performance of 112 mid-cap funds with similar objectives tracked by Lipper Analytical Services over the past six months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995         PAST 1   LIFE OF
                                       YEAR     FUND

Mid-Cap Stock                          25.35%   23.57%

S&P MidCap 400(registered trademark)   21.21%   12.93%

Average Mid-Cap Fund                   23.88%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity Mid Cap FStandard & Poor's
     03/29/94          10000.00          10000.00
     03/31/94           9780.00           9631.19
     04/30/94           9840.00           9702.46
     05/31/94           9890.00           9610.29
     06/30/94           9690.00           9279.69
     07/31/94           9930.00           9594.28
     08/31/94          10740.00          10097.02
     09/30/94          10990.00           9908.20
     10/31/94          11180.00          10016.20
     11/30/94          10720.00           9564.47
     12/31/94          10846.15           9652.27
     01/31/95          10927.24           9752.75
     02/28/95          11464.48          10263.99
     03/31/95          11860.51          10442.07
     04/30/95          12195.61          10651.75
     05/31/95          12378.39          10908.78
     06/30/95          12984.78          11352.87
     07/31/95          13715.88          11945.15
     08/31/95          14004.20          12166.02
     09/30/95          14302.82          12460.92
     10/31/95          14014.50          12140.30

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $14,015 - a 40.15% increase on your initial investment. For comparison, look at how the S&P MidCap 400 Index did over the same period. With dividends reinvested, the same $10,000 investment in the S&P MidCap 400 Index would have grown to $12,140 - a 21.40% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jennifer Uhrig, Portfolio Manager of Fidelity
Mid-Cap Stock Fund
Q. HOW HAS THE FUND DONE, JENNIFER?
A. For the six months ended October 31, 1995, the fund had a total return of 14.91%, compared with a 16.35% return for the average mid-cap stock fund tracked by Lipper Analytical Services. For the 12 months ended October 31, 1995, the fund returned 25.35%, while the average mid-cap stock fund tracked by Lipper returned 23.88%.
Q. GRANTED, THE FUND HAS DONE VERY WELL DURING THE SIX- AND 12-MONTH PERIODS. AT THE SAME TIME, IT SLIGHTLY TRAILED THE LIPPER AVERAGE DURING THE PAST SIX MONTHS. WHY IS THAT?
A. It has been a very strong year for the stock market. However, that strength has come from just a few sectors, most notably technology and finance. Looking at the fund's relative performance over the past six months, it appears the fund trailed its peers somewhat because it was relatively underinvested in these two sectors.
Q. AT THE SAME TIME, TECHNOLOGY STOCKS MAKE UP THE FUND'S LARGEST SECTOR, 22.6% OF INVESTMENTS AT THE END OF THE PERIOD . . .
A. That's true, but apparently other funds had larger technology stakes. In addition, the fund's technology investments were rather conservative relative to the sector as a whole, including larger companies with lower price-to-earnings ratios such as Digital Equipment, Sun Microsystems and Compaq. I didn't own many of the high-flying semi-conductor stocks that posted very strong results this year. In retrospect, the fund would have done better with a heavier technology weighting, but since this can be a volatile group I thought I was taking an appropriate amount of risk.
Q. AND WHAT LED YOU AWAY FROM
INVESTING MORE IN FINANCIAL STOCKS?
A. I was primarily negative on bank stocks, which comprise the largest subset in the overall sector. That's because in the slowing economy we've seen over the past six months, I thought loan growth would start to slow and loan delinquencies would start to pick up. In fact, we started to see this, but not until very late in the period. In addition, I underestimated the benefits of lower interest rates and the consolidation we've seen in the banking industry. These factors far outweighed the effects of a weakening economy, which, as I said, didn't show up until the end of the period.
Q. WITH A SIX-MONTH RETURN OF ALMOST 15%, THERE SURELY WERE QUITE A FEW STOCKS THAT TURNED IN SOLID RESULTS . . .
A. Absolutely. CompUSA was one. This retailer of computers and computer-related products has been a solid turnaround story. Its new management has done a great job improving its internal systems and running its stores better. This has allowed it to capitalize on the strong growth in computer sales this year, and take market share from other computer retailers. Transportation stocks, including railroads and airlines in particular, also have done well recently. On the railroad side, the fund's investment in Wisconsin Central has been a positive contributor. This is a smaller railroad with an entrepreneurial management that has been successfully pursuing acquisitions. The airline industry has improved profitability by restructuring routes so that they are more concentrated. UAL - United Airlines - is a stock that has helped the fund here.
Q. WHY HAVE THE FUND'S CASH AND SHORT-TERM INVESTMENTS REMAINED RELATIVELY HIGH, AT 13% OF THE FUND AT THE END OF THE PERIOD?
A. The fund started 1995 with assets of about $100 million. At the end of the period, assets were over $1 billion. I've worked hard to stay fully invested in what has been a very strong market, but the inflows have made this challenging. As I've said before, when the fund receives inflows, I try to invest the money opportunistically in stocks that are attractively priced. However, the fund typically receives its strongest inflows when the market is rising quickly, which makes attractive opportunities harder to find. Under these circumstances I invest the new money gradually, even though a high cash position can detract from performance during a market rally.
Q. YOU'VE INCREASED THE FUND'S INVESTMENTS IN DEFENSE AND AEROSPACE STOCKS, TO WHERE THEY ARE 8% OF THE FUND AT THE END OF THE PERIOD. WHAT'S THE APPEAL THERE?
A. This group had several things going for it. First, it had been out of favor and had underperformed for some time, due primarily to decreases in defense spending, so expectations were low. Second, levels of profitability have been good because programs are maturing, and the companies have not been investing in a lot of new programs. Third, better profitability has led to increased cash flow, and companies have been using that cash to buy back stock and make acquisitions. Acquisitions typically provide additional opportunities for cost cutting. Finally, public opinion has become more positive on defense spending, which means we may see better revenue growth in the future. With expectations low, any improvement in revenue growth would be a positive surprise. One of the fund's largest investments, Loral, a defense electronics and communications company, has a history of acquisitions that have bolstered earnings growth.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I'm reasonably optimistic. First of all, with the economy slowing, it looks like the Federal Reserve Board won't raise - and in fact might lower
- interest rates. In addition, while the market was strong in 1995, the rally was rather narrow. Outside of a few sectors, many companies didn't meet earnings expectations because the economy started to slow. For 1996, expectations are more moderate. These tempered expectations, I believe, should make for a good environment for the broad stock market. Within this backdrop, my strategy will stay the same. I'll continue to look for companies whose business is improving, and that I think can do better than the market anticipates.

FUND FACTS
GOAL: long-term growth of
capital by investing mainly in
equity securities of
companies with
medium-sized market
capitalizations
START DATE: March 29,1994
SIZE: as of October 31, 1995,
more than $1 billion
MANAGER: Jennifer Uhrig,
since inception; manager,
Fidelity Select Retailing
Portfolio, 1991-1993; Fidelity
Select Developing
Communications Portfolio,
1990-1991; Fidelity Select
Telecommunications
Portfolio, 1987-1990; joined
Fidelity in 1987
(checkmark)
JENNIFER UHRIG ON INVESTING IN
THE MID-CAP UNIVERSE:
"Stocks in the mid-cap
universe generally have
market values of $100 million
to $5.5 billion. This year,
larger stocks have done better
than smaller stocks. To
illustrate, the Russell 2000,
an index of
smaller-capitalization stocks, is
up 20.00% year-to-date. The
Standard & Poor's MidCap
400 Index is up 25.78%. And
the Standard & Poor's
Composite Index of 500 Stocks
- comprised of
large-capitalization issues - is
up 29.30%. In recognition of
this trend, the fund has invested
more in larger-capitalization
stocks than in the past. That's
one of the advantages of
managing a mid-cap fund -
the wide range of the mid-cap
universe gives me a great
deal of flexibility while keeping
the fund's average
capitalization in the mid-cap
range."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1995
                                     % OF FUND'S    % OF FUND'S
                                     INVESTMENTS    INVESTMENTS
                                                    IN THESE STOCKS
                                                    6 MONTHS AGO

Digital Equipment Corp.              1.7            0.7

Vodafone Group PLC sponsored ADR     1.6            1.5

Wisconsin Central Transportation     1.6            1.4
Corp.

Loral Corp.                          1.5            0.0

Nokia Corp. AB sponsored ADR         1.5            0.5

Symantec Corp.                       1.4            1.0

Cytec Industries, Inc.               1.4            1.2

Fleet Financial Group, Inc.          1.3            2.0

Harsco Corp.                         1.3            0.0

Student Loan Marketing Association   1.2            0.0

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                      % OF FUND'S    % OF FUND'S
                      INVESTMENTS    INVESTMENTS
                                     IN THESE MARKET
                                     SECTORS
                                     6 MONTHS AGO

Technology            22.6           25.5

Finance               9.0            8.0

Aerospace & Defense   8.0            0.6

Durables              7.7            6.8

Health                6.5            4.8

ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Row: 1, Col: 1, Value: 13.1
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 3, Value: 34.1
Row: 1, Col: 4, Value: 50.0
Row: 1, Col: 1, Value: 10.1
Row: 1, Col: 2, Value: 2.5
Row: 1, Col: 3, Value: 37.4
Row: 1, Col: 4, Value: 50.0
Stocks 85.1%
Bonds 1.8%
Short-term
investments 13.1%
FOREIGN
INVESTMENTS 5.8%
Stocks 88.4%
Bonds 1.5%
Short-term
investments 10.1%
FOREIGN
INVESTMENTS 6.7%
*
**

INVESTMENTS OCTOBER 31, 1995 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 84.7%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 8.0%
AEROSPACE & DEFENSE - 5.8%
CAE, Inc.  300,000 $ 2,120
General Motors Corp. Class H  202,800  8,518
Flightsafety International, Inc.   99,700  4,761
Harsco Corp.   260,600  13,747
McDonnell Douglas Corp.   90,000  7,358
Northrop Grumman Corp.   86,800  4,969
Precision Castparts Corp.   119,800  4,283
Rohr Industries, Inc. (a)  235,000  3,496
Sundstrand Corp.   135,000  8,269
Thiokol Corp.   130,900  4,532
  62,053
DEFENSE ELECTRONICS - 1.5%
Loral Corp.   554,000  16,412
SHIP BUILDING & REPAIR - 0.7%
General Dynamics Corp.   130,000  7,199
TOTAL AEROSPACE & DEFENSE   85,664
BASIC INDUSTRIES - 4.1%
CHEMICALS & PLASTICS - 1.9%
Albemarle Corp.   267,100  4,975
Cytec Industries, Inc. (a)  271,100  14,843
Tredegar Industries, Inc.   35,600  1,037
  20,855
IRON & STEEL - 0.3%
Nucor Corp.   60,000  2,888
METALS & MINING - 1.9%
Alumax, Inc. (a)  115,700  3,413
Inco Ltd.   269,600  9,274
Kaiser Aluminum Corp. (a)  710,700  7,995
  20,682
TOTAL BASIC INDUSTRIES   44,425
CONGLOMERATES - 1.0%
Mark IV Industries, Inc.   115,200  2,246
Tyco International Ltd.   136,200  8,274
  10,520
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 2.1%
BUILDING MATERIALS - 1.2%
Masco Corp.   132,600 $ 3,729
Sherwin-Williams Co.   109,300  4,112
York International Corp.  121,200  5,303
  13,144
CONSTRUCTION - 0.9%
Kaufman & Broad Home Corp.   256,100  2,977
Lennar Corp.   113,500  2,596
Pulte Corp.   68,000  2,151
Standard Pacific Corp.   266,100  1,730
  9,454
TOTAL CONSTRUCTION & REAL ESTATE   22,598
DURABLES - 7.7%
AUTOS, TIRES, & ACCESSORIES - 2.2%
Chrysler Corp.   170,100  8,781
Lear Seating Corp. (a)  270,200  7,498
Superior Industries International, Inc.   269,300  7,574
  23,853
CONSUMER ELECTRONICS - 1.4%
Maytag Co.   385,900  7,332
Whirlpool Corp.   141,800  7,515
  14,847
HOME FURNISHINGS - 1.6%
Ethan Allen Interiors, Inc. (a)  268,300  5,299
Haverty Furniture Companies, Inc.   62,900  873
Heilig-Meyers Co.   336,700  6,187
Leggett & Platt, Inc.   214,700  5,153
  17,512
TEXTILES & APPAREL - 2.5%
Fila Holding Spa sponsored ADR  40,000  1,725
Mohawk Industries, Inc. (a)  37,600  564
NIKE, Inc. Class B  90,000  5,108
Nine West Group, Inc. (a)  157,500  7,009
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - CONTINUED
Warnaco Group, Inc. Class A  38,400 $ 893
Westpoint Stevens, Inc. Class A  530,000  11,196
  26,495
TOTAL DURABLES   82,707
ENERGY - 0.5%
ENERGY SERVICES - 0.5%
Nabors Industries, Inc. (a)  177,500  1,531
Transocean Drilling AS (a)  257,550  3,930
  5,461
FINANCE - 9.0%
BANKS - 1.5%
Fifth Third Bancorp  38,100  2,562
Fleet Financial Group, Inc.   360,000  13,950
  16,512
CREDIT & OTHER FINANCE - 1.6%
Beneficial Corp.   43,000  2,107
Green Tree Financial Corp.   119,100  3,171
Household International, Inc.   207,800  11,689
  16,967
FEDERAL SPONSORED CREDIT - 2.9%
Federal Home Loan Mortgage Corporation  102,100  7,070
Federal National Mortgage Association  110,000  11,536
Student Loan Marketing Association  222,400  13,094
  31,700
INSURANCE - 1.5%
Allmerica Financial Corp. (a)  128,600  3,231
Prudential Reinsurance Holdings, Inc. (a)  267,400  5,448
UNUM Corp.   145,000  7,631
  16,310
SAVINGS & LOANS - 0.6%
Co-Operative Bank of Concord  85,300  1,429
Collective Bancorp, Inc.   62,400  1,474
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - CONTINUED
First Federal Savings & Loan Association  32,200 $ 604
FirstFed Financial Corp. (a)  194,400  3,013
  6,520
SECURITIES INDUSTRY - 0.9%
Donaldson Lufkin & Jenrette, Inc.  100,800  2,999
Legg Mason, Inc.   80,100  2,303
Quick & Reilly Group, Inc. (The)  162,675  3,864
  9,166
TOTAL FINANCE   97,175
HEALTH - 6.5%
DRUGS & PHARMACEUTICALS - 1.4%
Biogen, Inc. (a)  61,900  3,791
Immunex Corp. (a)  175,600  2,239
Upjohn Co.   175,000  8,881
  14,911
MEDICAL EQUIPMENT & SUPPLIES - 3.7%
Baxter International, Inc.   257,500  9,946
Becton, Dickinson & Co.   70,000  4,550
Bergen Brunswig Corp. Class A  91,300  1,894
Boston Scientific Corp. (a)  130,000  5,476
Cygnus, Inc. (a)  87,300  1,430
McKesson Corp.  52,100  2,488
Millipore Corp.   185,200  6,551
Pall Corp.   335,500  8,178
  40,513
MEDICAL FACILITIES MANAGEMENT - 1.4%
ARV Assisted Living, Inc.   38,000  570
Health Care & Retirement Corp.   216,900  6,371
Horizon Mental Health Management, Inc. (a)  139,000  2,155
Sterling Healthcare Group, Inc. (a)  55,000  756
Tenet Healthcare Corp. (a)  286,300  5,118
  14,970
TOTAL HEALTH   70,394
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
ELECTRICAL EQUIPMENT - 3.1%
Adflex Solutions  9,000 $ 239
Avid Technology, Inc. (a)  150,600  6,589
California Amplifier, Inc. (a)  168,500  4,550
Cherry Corp.:
Class A (a)  100,000  1,250
 Class B (a)  120,000  1,530
General Electric Co.   80,000  5,060
Glenayre Technologies, Inc.   159,900  10,274
Owosso Corp.   171,900  1,934
Pinnacle Systems (a)  81,700  2,563
  33,989
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Dover Corp.   87,600  3,460
Fedders Corp. Class A  92,250  392
Hardinge Brothers, Inc.   100,600  2,465
Harnischfeger Industries, Inc.   142,300  4,482
Ingersoll-Rand Co.   200,000  7,075
Parker-Hannifin Corp.   167,450  5,651
  23,525
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   57,514
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.7%
American Telecasting, Inc. (a)  57,000  770
CAI Wireless Systems, Inc. (a)  297,630  2,455
Cablemaxx, Inc. (a)  56,200  422
People's Choice TV Corp. (a)  159,992  3,320
  6,967
LEISURE DURABLES & TOYS - 0.2%
West Marine, Inc. (a)  62,000  1,891
LODGING & GAMING - 1.2%
Hilton Hotels Corp.   153,100  10,258
Mirage Resorts, Inc.   92,200  3,020
  13,278
TOTAL MEDIA & LEISURE   22,136
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 1.6%
HOUSEHOLD PRODUCTS - 0.2%
Tambrands, Inc.   33,500 $ 1,499
TOBACCO - 1.4%
Dimon, Inc.   122,550  1,792
RJR Nabisco Holdings Corp.   340,000  10,455
Universal Corp.   140,000  2,940
  15,187
TOTAL NONDURABLES   16,686
PRECIOUS METALS - 0.7%
Newmont Mining Corp.   187,200  7,067
RETAIL & WHOLESALE - 1.5%
APPAREL STORES - 0.0%
Marisa Christina, Inc.   3,900  69
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. (a)  29,900  759
Lechters, Inc. (a)  79,100  732
  1,491
GROCERY STORES - 0.1%
Whole Foods Market, Inc. (a)  72,300  886
RETAIL & WHOLESALE, MISCELLANEOUS - 1.3%
Creative Computers, Inc. (a)  91,400  2,651
Fabri-Centers of America, Inc.(a):
Class A  77,300  1,150
 Class B (non-vtg)  77,300  899
Friedmans, Inc. Class A (a)  156,800  3,175
Tiffany & Co., Inc.   126,900  5,536
  13,411
TOTAL RETAIL & WHOLESALE   15,857
SERVICES - 2.2%
ADVERTISING - 1.5%
ADVO-Systems, Inc.   137,300  3,501
Interpublic Group of Companies, Inc.   150,000  5,813
Omnicom Group, Inc.   102,200  6,528
  15,842
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
PRINTING - 0.2%
Deluxe Corp.   79,500 $ 2,137
SERVICES - 0.5%
Zebra Technologies Corp. Class A (a)  92,100  5,480
TOTAL SERVICES   23,459
TECHNOLOGY - 22.2%
COMMUNICATIONS EQUIPMENT - 5.3%
Cabletron Systems, Inc.   65,000  5,111
Cisco Systems, Inc. (a)  124,500  9,649
Dynatech Corp. (a)  519,500  7,793
Lo Jack Corp.   290,300  4,501
Nokia Corp. AB sponsored ADR  281,300  15,682
Pairgain Technologies, Inc.   103,200  4,412
Tellabs, Inc.   70,000  2,380
3Com Corp. (a)  174,476  8,200
  57,728
COMPUTER SERVICES & SOFTWARE - 8.4%
Business Objects SA sponsored ADR (a)  27,400  1,185
Ceridian Corp. (a)  214,700  9,339
Checkfree Corp. (a)  1,500  32
CompUSA, Inc. (a)  212,600  8,132
Computer Sciences Corp. (a)  154,000  10,299
DST Systems, Inc.  5,000  105
Landmark Graphics Corp. (a)  27,000  587
Manugistics Group, Inc. (a)  169,000  2,915
Mercury Interactive Group Corp. (a)  64,000  1,312
Microsoft Corp. (a)  120,000  12,000
Network Peripherals, Inc.   125,000  1,313
Novell, Inc. (a)  275,000  4,538
Policy Management Systems Corp. (a)  144,400  6,805
Sierra On-Line, Inc. (a)  90,000  3,353
Spectrum Holobyte, Inc. (a)  340,600  3,491
State of The Art, Inc.   45,000  484
Stratacom, Inc. (a)  36,800  2,263
SunGard Data Systems, Inc. (a)  147,900  4,067
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Symantec Corp. (a)  635,100 $ 15,441
Verity, Inc. (a)  500  18
Viewlogic Systems, Inc.   290,000  2,828
  90,507
COMPUTERS & OFFICE EQUIPMENT - 5.3%
Bell & Howell Holdings Co. (a)  234,100  5,853
Compaq Computer Corp. (a)  152,500  8,502
Diebold, Inc.   95,200  5,046
Digital Equipment Corp. (a)  331,000  17,915
Filenet Corp. (a)  30,000  1,361
Kronos, Inc. (a)  84,300  3,878
SCI Systems, Inc. (a)  128,300  4,507
Sun Microsystems, Inc. (a)  53,100  4,142
Tech Data Corp. (a)  367,100  4,451
Wang Laboratories, Inc. (a)  52,200  868
  56,523
ELECTRONIC INSTRUMENTS - 0.7%
Cohu, Inc.   91,300  2,807
Tektronix, Inc.   72,000  4,266
  7,073
ELECTRONICS - 1.3%
CTS Corp.   47,300  1,573
Linear Technology Corp.   118,400  5,180
Maxim Integrated Products, Inc. (a)  50,300  3,760
Methode Electronics, Inc. Class A  97,050  1,488
National Semiconductor Corp. (a)  100,000  2,438
  14,439
PHOTOGRAPHIC EQUIPMENT - 1.2%
Polaroid Corp.   305,000  13,026
TOTAL TECHNOLOGY   239,296
TRANSPORTATION - 5.2%
AIR TRANSPORTATION - 1.9%
America West Airlines, Inc. Class B (a)  190,000  2,589
Delta Air Lines, Inc.   113,700  7,462
UAL Corp. (a)  59,700  10,500
  20,551
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - CONTINUED
RAILROADS - 3.1%
Bombardier, Inc. Class B  503,200 $ 6,129
Burlington Northern Santa Fe Corp.   100,000  8,388
Railtex, Inc. (a)  82,800  1,718
Wisconsin Central Transportation Corp. (a)  283,100  17,057
  33,292
TRUCKING & FREIGHT - 0.2%
Air Express International Corp.   49,700  1,031
Expeditors International of Washington, Inc.   37,200  977
  2,008
TOTAL TRANSPORTATION   55,851
UTILITIES - 5.0%
CELLULAR - 1.6%
Vodafone Group PLC sponsored ADR  434,000  17,740
GAS - 0.1%
Aquila Gas Pipeline Corp.   137,700  1,515
TELEPHONE SERVICES - 3.3%
AT&T Corp.   156,000  9,984
Ameritech Corp.  100,000  5,400
SBC Communications, Inc.   180,000  10,057
WorldCom, Inc. (a)  299,000  9,755
  35,196
TOTAL UTILITIES   54,451
TOTAL COMMON STOCKS
(Cost $851,621)   911,261
NONCONVERTIBLE PREFERRED STOCKS - 0.4%
TECHNOLOGY - 0.4%
COMPUTER SERVICES & SOFTWARE - 0.4%
SAP AG (Cost $2,389)  30,000  4,600
U.S. TREASURY OBLIGATIONS - 1.8%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. Treasury Bonds:
stripped principal 0%, 8/15/19    44,050 $ 9,367
 8 1/8%, 8/15/19    8,200  9,871
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,165)   19,238
REPURCHASE AGREEMENTS - 13.1%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88%, dated
10/31/95 due 11/1/95  $ 141,325  141,302
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,012,477)    $ 1,076,401
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,012,558,000. Net unrealized appreciation aggregated $63,843,000, of which $87,983,000 related to appreciated investment securities and $24,140,000 related to depreciated investment securities. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER SHARE AMOUNTS) OCTOBER 31, 1995 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                                  $ 1,076,401
agreements of $141,302) (cost $1,012,477) -
See accompanying schedule

Receivable for investments sold                                                            27,165

Receivable for fund shares sold                                                            8,840

Dividends receivable                                                                       570

Interest receivable                                                                        139

 TOTAL ASSETS                                                                              1,113,115

LIABILITIES

Payable for investments purchased                                              $ 45,736

Payable for fund shares redeemed                                                4,278

Accrued management fee                                                          592

Other payables and accrued expenses                                             451

 TOTAL LIABILITIES                                                                         51,057

NET ASSETS                                                                                $ 1,062,058

Net Assets consist of:

Paid in capital                                                                           $ 940,030

Undistributed net investment income                                                        2,497

Accumulated undistributed net realized gain (loss) on                                      55,607
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                              63,924
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 78,023 shares outstanding                                                 $ 1,062,058

NET ASSET VALUE, offering price and redemption price per                                   $13.61
share ($1,062,058 (divided by) 78,023 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME                                                              $ 3,627
Dividends

Interest                                                                        3,051

 TOTAL INCOME                                                                   6,678

EXPENSES

Management fee                                                       $ 2,573
Basic fee

 Performance adjustment                                               248

Transfer agent fees                                                   1,041

Accounting fees and expenses                                          201

Non-interested trustees' compensation                                 1

Custodian fees and expenses                                           31

Registration fees                                                     264

Audit                                                                 13

Miscellaneous                                                         1

 Total expenses before reductions                                     4,373

 Expense reductions                                                   (95)      4,278

NET INVESTMENT INCOME                                                           2,400

REALIZED AND UNREALIZED GAIN (LOSS)                                             56,669
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                         40,969
investment securities

NET GAIN (LOSS)                                                                 97,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                $ 100,038
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      SIX MONTHS    THREE MONTH
                                                          ENDED         PERIOD ENDED
                                                          OCTOBER 31,   APRIL 30,
                                                          1995          1995
                                                          (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 2,400       $ 691
Net investment income

 Net realized gain (loss)                                  56,669        8,787

 Change in net unrealized appreciation (depreciation)      40,969        21,621

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           100,038       31,099
FROM OPERATIONS

Distributions to shareholders                              (519)         -
From net investment income

 From net realized gain                                    (8,306)       (372)

 TOTAL DISTRIBUTIONS                                       (8,825)       (372)

Share transactions                                         868,777       414,653
Net proceeds from sales of shares

 Reinvestment of distributions                             8,531         367

 Cost of shares redeemed                                   (365,482)     (124,895)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           511,826       290,125
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  603,039       320,852

NET ASSETS

 Beginning of period                                       459,019       138,167

 End of period (including undistributed net investment    $ 1,062,058   $ 459,019
income of $2,497 and $694, respectively)

OTHER INFORMATION
Shares

 Sold                                                      66,977        36,247

 Issued in reinvestment of distributions                   705           33

 Redeemed                                                  (27,872)      (10,887)

 Net increase (decrease)                                   39,810        25,393


FINANCIAL HIGHLIGHTS
      SIX MONTHS     THREE MONTH    MARCH 29, 1994
      ENDED          PERIOD ENDED   (COMMENCEM
      OCTOBER 31,    APRIL 30,      ENT OF
      1995                          OPERATIONS) TO
                                    JANUARY 31,

      (UNAUDITED)    1995           1995


SELECTED PER-SHARE DATA

Net asset value, beginning of period             $ 12.01       $ 10.78     $ 10.00

Income from Investment Operations

 Net investment income                            .02           .02         -

 Net realized and unrealized                      1.75          1.23        .92
 gain (loss)

 Total from investment operations                 1.77          1.25        .92

Less Distributions                                (.01)         -           -
From net investment income

 From net realized gain                           (.16)         (.02)       (.14)

 Total distributions                              (.17)         (.02)       (.14)

Net asset value, end of period                   $ 13.61       $ 12.01     $ 10.78

TOTAL RETURN B, C                                 14.91%        11.61%      9.27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                        $ 1,062,058   $ 459,019   $ 138,167
(000 omitted)

Ratio of expenses to average net assets           1.03%         1.27%       1.63% A
                                                 A             A

Ratio of expenses to average net assets after     1.01%         1.22%       1.61% A
expense reductions                               A             A

Ratio of net investment income to average         .56%          .95%        (.03)%
net assets                                       A             A           A

Portfolio turnover rate                           182%          163%        190% A
                                                 A             A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, futures and options transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,100,183,000 and $682,364,000, respectively, of which U.S. government and government agency obligations aggregated $9,861,000 and $0, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20%) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment took effect in March 1995. For the period, the management fee was equivalent to an annualized rate of .66% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with bokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $702,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $95,000 under this arrangement.
DISTRIBUTIONS


The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on December 11, 1995, to shareholders of record at the opening of business on December 8, 1995, a distribution of $.56 derived from capital gains realized from sales of portfolio securities and a dividend of $.05 from net investment income.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN).  The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty Fund
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE